UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012 (May 31, 2012)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32922	05-0569368
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lincoln Centre

5400 LBJ Freeway, Suite 450

Dallas, TX 75240

(Address of Principal Executive Offices) (Zip Code)

(214) 451-6750

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On May 31, 2012, Aventine Renewable Energy Holdings, Inc. (the “Company”) served Aurora Cooperative Elevator Company (“Aurora”) with a petition for declaratory relief filed in the District Court of Dallas County, Texas, 160th Judicial District.  The petition alleges, among other things, that Aurora has improperly threatened — in direct contravention of the agreement between the Company and Aurora — to invoke a contractual option to repurchase the land on which the Company’s Aurora West ethanol plant (the “Plant”) is located.  Aurora’s stated position is that Aurora has the right to invoke the option if the Plant has not been producing ethanol for thirty days, at a daily rate equivalent to an annualized production rate of 90 million gallons, by July 31, 2012.

The petition alleges that the contract setting forth the option does not require thirty days of production in order to prevent Aurora’s exercise of the contractual option.  Rather the Company asserts the contract only requires that the Company “diligently pursue construction” of the Plant “to completion by July 1, 2012,” where “diligently pursue construction . . . to completion” does not mean “operation” or “production.” The Company is seeking a declaratory judgment that the Company is not required to operate the plant or produce ethanol at the Plant at the rates or amounts asserted by Aurora before July 31, 2012 and the Company need not operate the Plant or meet the production requirements to avoid the exercise of the contractual option. The Company intends to pursue any and all rights available to it with respect to the foregoing.

Forward-Looking Statements

Certain information included in this current report on Form 8-K may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negatives of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s intent to pursue any and all rights available to it. These statements are only predictions based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.  Some of the factors that may cause the Company’s actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include the risks detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent filings on Form 10-K and Form 10-Q, or in information disclosed in public conference calls, the date and time of which are released in advance.  The Company is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this report if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Calvin Stewart
	Name:	Calvin Stewart
	Title:	Chief Financial Officer

Date: June 6, 2012